UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 6, 2013

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS		75240
(Address of Principal Executive Offices)		(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On Wednesday, February 6, 2013, Atmos Energy Corporation (the “Company”) issued a news release in which it reported the Company’s financial results for the first quarter of the 2013 fiscal year, which will end September 30, 2013, and stated that certain of its officers would discuss such financial results in a conference call on Thursday, February 7, 2013 at 10:00 a.m. Eastern Time. In the release, the Company also announced that the call would be webcast live and that slides for the webcast would be available on its website for all interested parties.

A copy of the news release is furnished as Exhibit 99.1. The information furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release dated February 6, 2013 (furnished under Item 2.02)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)

DATE: February 6, 2013	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	News Release dated February 6, 2013 (furnished under Item 2.02)